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                                                                    Exhibit 10.1

THE ISSUANCE OF SECURITIES REPRESENTED BY THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA ACT"), OR ANY OTHER APPLICABLE STATE LAW, AND WAS MADE IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION AND QUALIFICATION PROVIDED IN THE ACT AND THE GEORGIA ACT, INCLUDING WITHOUT LIMITATION, SECTION 10-5-9(13) OF THE GEORGIA ACT. THESE SECURITIES CANNOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACTS.

                         EBANK FINANCIAL SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

TO:      ebank Financial Services Inc.
         2410 Paces Ferry Road, Suite 190
         Atlanta, Georgia 30339

         Attention:  James L. Box, Chief Executive Officer

Dear Sir:

         The undersigned (the "Subscriber") hereby tenders his subscription to ebank Financial Services Inc., a Georgia corporation (the "Company"), on the terms and conditions hereinafter set forth:

1.       SUBSCRIPTION FOR COMMON STOCK

Subscriber hereby irrevocably subscribes for and agrees to purchase the number of shares of the Company's common stock (the "Common Stock") as indicated below:

Number of shares of Common Stock subscribed for: 462,962 X $1.08 per share = Total Purchase Price: $499,998.96.

Simultaneously with the execution and delivery by Subscriber of this Subscription Agreement, Subscriber is delivering to the Company the Total Purchase Price for the Common Stock in the form of a check payable to "ebank Financial Services, Inc."

Subscriber acknowledges that the issuance of the Common Stock is not and will not be registered under the Securities Act of 1933 (the "Act"), or the securities laws of any state in reliance upon exemptions from registration contained in those respective laws, and that the Company's reliance



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upon such exemptions is based in part upon Subscriber's representations, warranties and agreements contained in this Subscription Agreement. Subscriber acknowledges that this Subscription Agreement constitutes a valid and binding agreement on the Subscriber but not on the Company until accepted, and that certificates for the Common Stock will be delivered to Subscriber as soon as practicable after the Company accepts the Subscription Agreement.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBER

In order to induce the Company to accept this subscription, Subscriber hereby represents, warrants and agrees as follows:

         2.1 Subscriber represents that he is purchasing the Common Stock for his own account, with the intention of holding the Common Stock for investment, with no present intention of either (i) dividing, or allowing others to participate in, this investment or (ii) reselling or otherwise participating directly or indirectly in a distribution of, the Common Stock or any part thereof. Subscriber understands that the Common Stock has not been registered under the Act or under any state securities law in reliance on representations contained herein.

         2.2 Subscriber represents that his financial condition is such that he is not under any present necessity or constraint to dispose of the Common Stock to satisfy any existing or contemplated debt or undertaking. Subscriber further understands that he must bear the economic risk of investment in the Company for an indefinite period (i.e., at the time of the investment, Subscriber has the ability to afford a complete loss).

         2.3 Subscriber understands that the shares of Common Stock subject hereto are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Common Stock may be resold without registration under the Act only in certain limited circumstances. Subscriber acknowledges and agrees that he will not sell, transfer, or otherwise dispose of the Common Stock unless any such transfer is registered under the Act, or unless such sale, transfer, or other disposition would be in compliance with all applicable federal and state securities laws and regulations and Subscriber provides the Company with a legal opinion acceptable in form and substance to the Company and the Company's legal counsel stating that such sale, transfer or other disposition may be made without registration under the Act and under any other applicable laws and regulations.

         2.4 Subscriber represents that he either personally or together with his offeree representative(s), possesses the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock.

         2.5 Subscriber represents and acknowledges that Subscriber has been granted access to, and had the opportunity to review, financial and other information relating to the Company and all documents, records, and books pertaining to the Company and the terms and conditions of investment in the Common Stock, as well as such other information as Subscriber deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the merits and


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risks of investment in the Common Stock, and that Subscriber understands that the books and records of the Company will continue to be made available to Subscriber for inspection upon reasonable notice, during reasonable business hours, at the principal place of business of the Company, prior to acceptance of this Subscription Agreement by the Company.

         2.6 Subscriber has a pre-existing business or personal relationship with the Company or with one or more of the Company's officers, directors, or controlling persons. Subscriber and his advisers have had a reasonable opportunity to ask questions of and receive answers from the officers of the Company, or a person or persons acting on their behalf, concerning the terms and conditions of this offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense by the officers of the Company. All such questions have been answered to the full satisfaction of Subscriber.

         2.7 Subscriber represents that his commitment to all speculative investments is reasonable in relation to his net worth.

         2.8 Subscriber understands that no federal or state agency or securities exchange has recommended or endorsed the purchase of the Common Stock.

         2.9 Subscriber acknowledges that neither the Company, nor any person acting on its behalf, offered to sell the Common Stock by means of any form of advertising.

         2.10 Subscriber understands that the Over-the-Counter Bulletin Board on which the Company's common stock is quoted is not an established market. Subscriber understands that the transferability of the Common Stock is subject to the restrictions set forth herein and Subscriber cannot expect to be able to liquidate his investment in case of an emergency.

         2.11 Subscriber understands that adverse market, economic, or regulatory events may occur that could lead to a partial or total failure of the Company, resulting in a partial or total loss of his investment in the Company.

         2.12 Subscriber understands that there will be placed on the certificates for the Common Stock a legend substantially in conformance with the following language:

         THE ISSUANCE OF SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA ACT"), OR ANY OTHER APPLICABLE STATE LAW, AND WAS MADE IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION AND QUALIFICATION PROVIDED IN THE ACT AND THE GEORGIA ACT, INCLUDING WITHOUT LIMITATION, SECTION 10-5-9(13) OF THE GEORGIA ACT. THESE SECURITIES CANNOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS



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         OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER
         SUCH ACTS.

         2.13 The information provided in the Investor Questionnaire to the Company by the Subscriber about the Subscriber is true and correct as of the date hereof, and Subscriber agrees to advise the Company prior to its acceptance of this subscription of any material change in any such information. Subscriber agrees that the representations and warranties of Subscriber set forth in this
Section 2 shall survive the acceptance of this subscription, in the event that such subscription is accepted.

         2.14 Subscriber is an individual, is a citizen of the United States and a resident of the State of Georgia. If Subscriber's residence changes to a state other than the state indicated by Subscriber before Subscriber purchases the Common Stock and before the Common Stock certificates are delivered to Subscriber, Subscriber covenants and agrees to properly notify the Company.

         2.15 When executed by Subscriber, this Subscription Agreement (including these representations and warranties) will constitute a valid and binding obligation of Subscriber, enforceable in accordance with its terms.

         2.16 Subscriber understands and agrees that there is no minimum number of shares that must be sold in this offering. Proceeds from this offering will be immediately available to us regardless of the number of shares we sell.

         2.17 Subscriber understands and agrees that the subscription set forth herein will not be binding upon the Company until it is accepted by the Company, that acceptance of any or all subscriptions is within the sole discretion of the Company, and that the Company may choose to accept or reject any or all subscriptions, including this subscription, for any reason or no reason, in its sole discretion.

         2.18 Subscriber represents and warrants to the Company that Subscriber currently "beneficially owns" (as such term is defined below) securities of the Company as follows: 42,583 shares of Common Stock; 80,000 shares of Series A Preferred Stock; and warrants to purchase an aggregate of 40,000 shares of Common Stock.

Subscriber represents and warrants to the Company that no member of Subscriber's "immediate family" (as such term is defined below) beneficially owns securities of the Company except as follows: Subscriber's brother owns 7,742 shares of Common Stock, 34,000 shares of Series A Preferred Stock and warrants to purchase an aggregate of 17,000 shares of Common Stock.

If Subscriber's beneficial ownership of the Company's securities changes before Subscriber purchases the Common Stock, Subscriber covenants and agrees to promptly notify the Company.

The terms "beneficially owns" and "beneficial ownership" as used in this Subscription Agreement shall have the meaning set forth in Regulation 13d-3 under the Securities Exchange Act of 1934, as amended.



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The term "immediate family" means a person's spouse, father, mother, children, brothers, sisters and grandchildren; the father, mother, brothers and sisters of a person's spouse; and the spouse of the person's child, brother or sister.

3.       INDEMNIFICATION

Subscriber hereby agrees to indemnify and hold harmless the Company and the directors, managers, members, officers, employees and agents of the Company from any and all loss, damage, liability or costs (including attorneys' fees) due to, or arising out of, any breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

4.       GOVERNING LAW AND INTERPRETATION

This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, without regard to the principles of conflict of law. This Subscription Agreement constitutes the full and entire agreement and understanding of the parties to this Subscription Agreement with respect to the subjects hereof and supersedes all previous discussions and agreements, if any, of the parties hereto with respect to the subject matter of this Subscription Agreement. No party shall be liable for or be bound in any other manner by any representations, warranties, covenants or agreements except as specifically set forth in this Subscription Agreement.

5.       NOTICES

The address of record for Subscriber maintained by the Company for all purposes of this Subscription Agreement and the Common Stock shall be that address set forth beneath Subscriber's signature on this Subscription Agreement. Subscriber may change his address of record only by notifying the Company in the manner prescribed herein. Any notice under this Agreement or with respect to the Common Stock shall be in writing and shall be deemed to have been sufficiently given or served and effective for all purposes when presented personally or five days after deposit with the United States Postal Service, by registered or certified mail, postage pre-paid, addressed to the Company at its principal place of business and to Subscriber at the address of record maintained by the Company with respect to Subscriber.

6.       COUNTERPARTS

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile transmission of signatures shall be deemed originals.

7.       MISCELLANEOUS

         7.1 Subscriber agrees not to transfer or assign this Subscription Agreement, or any of Subscriber's interest herein, to any other person, and further agrees that the transfer or assignment


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of the Common Stock shall be made only in accordance with this Subscription
Agreement, the Act and any other applicable laws and regulations.

         7.2 Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by Subscriber, Subscriber does not hereby or in any other manner waive any rights granted to Subscriber under applicable federal or state securities laws.

         7.3 Within five days after the receipt of a written request from an officer of the Company, Subscriber agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and regulations to which the Company is subject.

         7.4 The representations and warranties of Subscriber set forth herein shall survive the sale of the Common Stock to Subscriber pursuant to this Subscription Agreement.

         7.5 Each party hereto shall execute and deliver such additional documents as may reasonably be necessary or desirable to consummate the transactions contemplated by this Subscription Agreement.

         7.6 Whenever possible, each provision of this Subscription Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Subscription Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Subscription Agreement.

         7.7 For a term of one (1) year following the execution by Subscriber of this Subscription Agreement, Subscriber will not make any public disclosures about, and agrees to hold in trust and strictest confidence, any Confidential Information (as that term is defined herein) provided to Subscriber by the Company and Subscriber agrees not to use, reproduce, distribute, disclose or otherwise disseminate the Confidential Information; provided however, that Subscriber may disclose any of the Confidential Information (i) to any of its legal and professional advisors so long as such advisors are made aware of and agree to comply with the provisions of this Section 7.7, (ii) to any relevant governmental agencies but only if and to the extent necessary to implement and consummate the terms of this Subscription Agreement; or (iii) if legally compelled (by deposition, interrogatory, request for production of documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, and in such case, only after prior written notice to the Company so that Company may seek a protective order or other appropriate remedy. Subscriber agrees not to purchase or sell securities of the Company for as long as the Confidential Information remains material and nonpublic, other than as may be permitted by applicable law. "Confidential Information" means information and the compilation of information related to the operation and business of the Company which derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use, including without limitation, the existence and/or contents of this Subscription Agreement or the transactions contemplated by this Subscription Agreement.




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         7.8 SUBSCRIBER AGREES THAT SUBSCRIBER MAY NOT CANCEL, TERMINATE, OR
REVOKE THIS SUBSCRIPTION AGREEMENT (EXCEPT AS OTHERWISE SPECIFICALLY PERMITTED UNDER APPLICABLE STATE SECURITIES LAWS), AND THAT THIS SUBSCRIPTION AGREEMENT SHALL SURVIVE THE DEATH OR DISSOLUTION OF SUBSCRIBER AND SHALL BE BINDING UPON SUBSCRIBER'S HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS, AND ASSIGNS.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of December 28, 2004.



/s/  Tommy Jack Duncan
----------------------------------------
         (SUBSCRIBER SIGNATURE)

Name:    Tommy Jack Duncan
         -------------------------------

Address: 417 Pullian Lane
         -------------------------------
         Royston, Georgia 30662
         -------------------------------


ACCEPTED AS OF:
December 28, 2004:

ebank Financial Services, Inc.

By: /s/ James L. Box
    -------------------------------------------------------------------

Name:    James L. Box
      --------------------------------------------------------

Title: Chief Executive Officer
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